SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )
Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, for use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional
     Materials
[ ]  Soliciting Material pursuant
     to ss. 240.14a-11(c) or ss.
     240.14a-12

                             AMERITOR SECURITY TRUST
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


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                             AMERITOR SECURITY TRUST
                               1730 K Street, N.W.
                             Washington, D.C. 20006
                                 1-800-424-8570
--------------------------------------------------------------------------------

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held June 15, 1999
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To the Shareholders:

     Notice is hereby given of a Special Meeting of the Shareholders of Ameritor Security Trust ("AST"), an open-end investment company. The meeting will be held on June 15, 1999, at 10:00 a.m., Washington, D.C. time, at the executive offices of Ameritor Financial Corporation located at 1730 K Street, N.W., Washington, D.C. 20006, subject to any adjournments thereof (the "Meeting"), to consider and take action on the following proposals:

     1. To elect four Trustees for terms of unlimited duration.

     2. To ratify the selection of the firm of Reznick Fedder & Silverman, P.C. as the independent auditor of AST.

     Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Meeting or any adjournments thereof. As of the date of mailing, the Trustees of AST are not aware of any other matters that may come before the Meeting.

     WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                        By Order of the Board of Trustees,


                                        Max Katcher, President
Washington, D.C.
April 21, 1999
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

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Please indicate your voting instructions on the enclosed proxy card; please date and sign the card and return it in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing your proxy card promptly so that a quorum may be ensured. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.
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


                             AMERITOR SECURITY TRUST

--------------------------------------------------------------------------------
1730 K Street, N.W.                                               1-800-424-8570
Washington, D.C. 20006                                              202-223-1000


                                 PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of Ameritor Security Trust ("AST") in connection with the solicitation by the Board of Trustees of AST ("Trustees") of proxies to be used at a Special Shareholders' Meeting. The meeting will be held on June 15, 1999 at 10:00 a.m., Washington, D.C. time, at the executive offices of Ameritor Financial Corporation ("AFC") located at 1730 K Street, N.W., Washington, D.C. 20006, subject to any adjournments thereof (the "Meeting"). AST is a non-diversified, registered open-end investment company. This Proxy Statement will be mailed to shareholders of the Funds on or about April 21, 1999.

     At the Meeting, shareholders will be asked to consider and vote upon (1) the election of four Trustees and (2) to ratify the selection of the firm of Reznick Fedder & Silverman, P.C. as the independent auditor of AST.

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                      PROPOSAL NO. 1 - ELECTION OF TRUSTEES
--------------------------------------------------------------------------------

     Four Trustees have been nominated for election by the shareholders of AST. Pursuant to the terms of the Amended and Restated Trust Indenture of AST, Trustees are chosen for a term of unlimited duration, and hold office until their successors are elected and qualified, provided that the term of office terminates in the event of death, resignation, bankruptcy, adjudicated incompetence, or other incapacity to serve. The Trustees of AST recommend that shareholders vote "FOR" the nominees being proposed.

     Currently, AST has five Trustees, Paul A. Bowers, M.D., Vice Admiral John
T. Hayward USN (Ret.), William Mark Crain, Richard O. Haase, and Paul F. Wagner. Four persons have been nominated to serve as Trustees, Max Katcher, who serves as President of AST, Carole S. Kinney, who serves as Secretary of AST, Richard
P. Ellison, and John T. Turner. It is intended that all signed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Trustees to be elected by the shareholders.

     The Trustees of AST know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Trustees may recommend.

     The following table sets forth certain information concerning the Trustees and the nominees for Trustee.

                                                                                                     Shares of AST
                                        Principal Occupation During Past                          Beneficially Owned
Name and Address            Age (1)    Five Years and Public Directorships      Trustee Since      at March 31, 1999
----------------            -------    -----------------------------------      -------------     ------------------
Nominees for Trustee

Richard P. Ellison            68       President and CEO,  Intervest                  --                   0
                                       Financial Corporation.   Formerly
                                       President, Boat America Corporation.
                                       Director, Potomac Group Homes, Inc.,
                                       Boat America Corporation.

Max Katcher                   69       President of Ameritor Financial                --                   0
                                       Corporation and President, AST,
                                       Ameritor Industry Fund, Ameritor
                                       Investment Fund, and Formerly
                                       Executive Vice President, Steadman
                                       Technology and Growth Fund

Carole S. Kinney              53       Chairman of the Board of Ameritor              --                5034.606
                                       Financial Corporation, National
                                       Association of Securities
                                       Dealers-Agent, Former stock broker
                                       with Solomon-Smith Barney

John T. Turner                65       Senior Vice President, SYNTEK                                       0
                                       Technologies, Inc.

Trustees Continuing in Office

Paul A. Bowers, M.D.          87       Retired: Formerly Emeritus Professor,        1978                   0
                                       Obstetrics and Gynecology, Jefferson
                                       Medical College; Trustee of each of
                                       the Ameritor Funds

William Mark Crain            47       Trustee of Ameritor Security Trust,          1998                   0
                                       Professor of Economics and Research,
                                       Associate with the Center for Study of
                                       Public Choice, George Mason
                                       University

Richard O. Haase              64       Trustee of Ameritor Security Trust,          1998                   0
                                       Vice President, Maiden, Haase &
                                       Smith, a real estate valuation
                                       company

Vice Admiral John T.          89       Vice Admiral, U.S.N. (ret.); Trustee         1973                   0
Hayward USN (Ret.)                     of each of the Ameritor Funds

Paul F. Wagner                81       Chairman, Wagner, Hines & Avery,             1992                   0
                                       Inc., a Washington, D.C. public
                                       affairs firm, Trustee of each of the
                                       Ameritor Funds

----------
(1) As of March 31, 1999

Committees and Meetings of Trustees

     The Board of Trustees of AST acts as a committee of the whole, and accordingly there are no special committees of the Board. During the fiscal year ended June 30, 1998, the Trustees of the Fund held 5 meetings. All of the Trustees then in office attended at least 80% of the total number of meetings of the Trustees during such period.

Interested Persons

     AST considers Max Katcher and Carole S. Kinney to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act as a result of the positions they hold with AFC, the investment advisor to AST.

Compensation of Trustees

     AFC, the investment advisor for AST, pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with AFC. AST pays each Trustee who is not affiliated with AFC a fee of $300 for each meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. Fees and expenses related to AST for the fiscal year ended June 30, 1998, which were reimbursed by AST, totaled $1,843.

Officers of AST

     The Trustees of AST have elected the following persons as executive officers of AST. The principal business address of each officer is 1730 K Street, N.W., Washington, D.C. 20006. The following table sets forth information concerning each of these officers:

Name                     Office       Age (1)     Since      Salary       Bonus    Other
----------------        ---------     -------    -------    --------      -----    -----
Max Katcher             President        69        1972     $31,000.00      $ 0     $ 0
Carole S. Kinney        Secretary        53        1998      $4,000.00      $ 0     $ 0

----------
(1) At March 31, 1999.

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               Proposal No. 2 - Selection of Independent Auditors
--------------------------------------------------------------------------------

     The Trustees of AST including a majority of the Trustees who are not Interested Persons have selected the firm of Reznick Fedder & Silverman, P.C. as independent auditors to examine the financial statements of AST for the current fiscal year. The Trustees know of no direct or indirect financial interest of such firm in AST.

     The selection of independent auditors is subject to the ratification or rejection by the shareholders of AST. If the shareholders approve, the firm of Reznick Fedder & Silverman, P.C. will serve as the independent auditors of AST until the next meeting of shareholders. Unless otherwise indicated, signed proxies will be voted in favor of the ratification of the selection of such independent auditors. The Trustees recommend that shareholders of AST vote "FOR" proposal 2.

     Representatives of Reznick Fedder & Silverman, P.C. are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

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                       INFORMATION CONCERNING THE MEETINGS
--------------------------------------------------------------------------------

     The Meeting of the Shareholders of AST will be held on June 15, 1999 at 10:00 a.m., Washington, D.C. time, at the executive offices of AFC located at 1730 K Street, N.W., Washington, D.C. 20006, subject to any adjournments thereof. At the Meeting, shareholders of AST will be asked to elect six Trustees and to ratify the appointment of Reznick Fedder & Silverman, P.C.

Record Date; Vote Required; Share Information

     The Trustees of AST have fixed the close of business on April 16, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the shares of AST present in person or by proxy at the Meeting is required to elect a Trustee and to ratify the appointment of auditors.

     At the close of business on the Record Date, there were 3,914,459.305 shares of AST issued and outstanding. The presence in person or by proxy of the holders of 33% of the outstanding shares of AST constitutes a quorum for the transaction of business at the Meeting. To the knowledge of the Trustees, as of the Record Date, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund and no person could be deemed a "control person" as defined in the 1940 Act.

     In the event a quorum does not exist on the date originally scheduled for its Meeting, or, subject to approval of the Trustees, for other reasons, one or more adjournments of the Meeting may be sought by the Trustees. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at such Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the election of the persons nominated to be Trustees, and all signed proxies as to which no instruction is given in favor of the election of the persons nominated to be Trustees.

Proxies

     The enclosed form of proxy, if properly executed and returned, will be voted (or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. Signed proxies for which no instruction is given on a particular Proposal will be voted "FOR" the election of the persons nominated as Trustees and the ratification of auditors.

     Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may, as record holders, vote such shares for the proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted or not vote such shares ("broker non-votes"). Abstentions will be counted as present for purposes of determining a quorum and will be counted as a vote cast at the Meeting. Broker non-votes will be counted as present for determining a quorum but will not be counted as a vote cast. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Fund at 1730 K Street, N.W., Washington, D.C. 20006; (ii) attending the Meeting and voting in person; or
(iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

     All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement to the shareholders, will be borne by AST. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of AFC, the Trust's investment adviser, personally or by telephone or telecopier.

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                                  MISCELLANEOUS
--------------------------------------------------------------------------------

Financial Information

     Financial information as to AST is available without charge upon written request to AST at 1730 K Street, N.W., Washington, D.C. 20006.

Public Information

     AST is registered under the 1940 Act and is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements, and other information with the SEC. Proxy material, reports, and other information about AST have been filed with the Securities and Exchange Commission ("SEC"). This material is of public record and can be inspected at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and

Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of this material may also be accessed electronically by means of the SEC's site on the World Wide Web at http://www.sec.gov.

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                                 OTHER BUSINESS
--------------------------------------------------------------------------------

     The Trustees of AST know of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                        By Order of the Boards of Trustees
                                                  of
                                        Ameritor Security Trust

                                        /s/ Max Katcher
                                        Max Katcher, President


Washington, D.C.
April 21, 1999

PROXY                                                                      PROXY

                             AMERITOR SECURITY TRUST
                   1730 K Street, N.W., Washington, D.C. 20006
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Ameritor Security Trust (the "Fund") for use at a special meeting of the shareholders of the Fund, which meeting will be held on June 15, 1999 at 10:00 a.m., Washington, D.C. time, at the executive offices of Ameritor Financial Corporation located at 1730 K Street, Washington, D.C. 20006 (the "Meeting").

     The undersigned shareholder of the Fund, revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned ("Shares"), does hereby appoint the Board of Trustees, with full power of substitution to each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting, and to represent and direct the voting interest represented by the undersigned as of the record date for the Proposals specified below.

                                         FOR            WITHHELD
1.   The election as a director the
     nominee listed below:               |_|              |_|

      Carole S. Kinney
      Richard P. Ellison
      Max Katcher
      John T. Turner

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

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                                         FOR           AGAINST          ABSTAIN
2.   The ratification of the
     appointment of Reznick Fedder &
     Silverman, P.C. as independent
     auditors of the Fund                |_|              |_|             |_|

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMERITOR SECURITY TRUST, WHICH RECOMMENDS A VOTE FOR THE PROPOSALS.



                                        Dated _________________________, 1999



                                        ----------------------------------------
                                        Signature of Shareholder



                                        ------------------------------------
                                        Signature of Shareholder

                                        This proxy may be revoked by the
                                        shareholder(s) at any time prior to the
                                        special meeting.

                                        NOTE: Please sign exactly as your name
                                        appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.